UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2026

BOOST RUN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43277	39-4824850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Revere Drive, Suite 200,

Northbrook, IL 60062

(Address of principal executive offices, including zip code)

(647) 487-3367

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BRUN	The Nasdaq Stock Market LLC
Warrants, each whole warrant is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BRUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 2, 2026, Boost Run Inc. (the “Company”) released an investor presentation containing financial and operating information regarding the Company’s performance, including annual recurring revenue, contracted revenue backlog, and other key metrics. A copy of the investor presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (the “Presentation”) and incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

On June 2, 2026, the Company posted to the investor relations page of its website at www.boostrun.com/investors the Presentation, which is incorporated into this Item 7.01 by reference. The Presentation is expected to be used by the Company in connection with certain future presentations to investors, analysts and others.

The information contained in the Presentation is summary information and contains forward-looking statements that are subject to risks and uncertainties, including those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The information in the Presentation is as of June 1, 2026, except for information that is specifically identified as being as of an earlier date. The Company undertakes no obligation to publicly update or revise the information contained in the Presentation or this Item 7.01, except as required by law, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, press releases, disclosure on the Company’s website or other means of public disclosure.

The information in Items 2.02 and 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Investor Presentation, dated June 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOST RUN INC.

	By:	/s/ Erik Guckel
	Name:	Erik Guckel
	Title:	Chief Financial Officer

Date: June 2, 2026